UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2019

FOSSIL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

901 S. Central Expressway
Richardson,	Texas	75080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 234-2525

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FOSL	The Nasdaq Stock Market LLC

Item 7.01 Regulation FD Disclosure.
On September 19, 2019, Fossil Group, Inc. (the “Company”) will participate in the CL King's 17th Annual Best Ideas Conference to be held at the Omni Berkshire Place Hotel in New York, New York. A copy of the Company’s presentation materials for the conference is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The information in this Current Report and the accompanying exhibit is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report in such a filing.
Certain statements contained in the presentation materials that are not historical facts, including multi-year profit improvement estimates, the success and future features of our connected accessories and future financial guidance, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: changes in economic trends and financial performance, changes in government regulation and tariffs, changes in consumer demands, tastes and fashion trends, lower levels of consumer spending resulting from a general economic downturn, shifts in market demand resulting in inventory risks, changes in foreign currency exchange rates, risks related to the success of the multi-year profit improvement initiative, risks related to our connected accessories and the outcome of current and possible future litigation, as well as the risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2018 filed with the Securities and Exchange Commission (the “SEC”). These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Readers of the presentation materials should consider these factors in evaluating, and are cautioned not to place undue reliance on, the forward-looking statements contained therein. The Company assumes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Slide show presentation of Fossil Group, Inc. dated September 19, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2019

FOSSIL GROUP, INC.

	By:	/s/ JEFFREY N. BOYER
	Name:	Jeffrey N. Boyer
	Title:	Executive Vice President and Chief Financial Officer and Treasurer